FIRST AMENDMENT TO CREDIT AGREEMENT


     THIS  FIRST  AMENDMENT  TO  CREDIT  AGREEMENT  (hereinafter,  as it  may be modified, amended or supplemented from time to time, called this "Amendment"), made and entered into as of June 1, 1998, by and among APPLE SOUTH, INC., a Georgia corporation ("Borrower"); the financial institutions from time to time party to the "Credit Agreement" defined and described below and identified as the "Banks" therein (collectively, the "Banks" or, individually, a "Bank"); and WACHOVIA BANK, NATIONAL ASSOCIATION, a national banking association, successor-by-merger to WACHOVIA BANK OF GEORGIA, NATIONAL ASSOCIATION, acting as agent for the Banks (Wachovia, when acting in such capacity, herein sometimes called the "Agent").

     WHEREAS, heretofore, Borrower, Banks and Agent made and entered into a certain Credit Agreement, dated as of April 1, 1998 (which, as amended pursuant hereto, is called herein the "Credit Agreement"); and

     WHEREAS, Borrower, Banks and Agent have agreed to amend the Credit Agreement in certain respects, as described more particularly below;

     NOW, THEREFORE, in consideration of the sum of TEN DOLLARS ($10.00), the foregoing premises, to induce Banks to amend the Credit Agreement and extend the credit provided for therein, and for other good and valuable consideration, the sufficiency and receipt of all of which are acknowledged, Banks, the Agent and Borrower agree as follows:

     1. DEFINITIONS, TERMS AND REFERENCES.

     1.1 Terms Incorporated by Reference. Capitalized terms used in this Amendment but not otherwise expressly defined herein shall have the same meanings as given to such terms in the Credit Agreement.

     1.2 New Terms. The following shall be deemed added to Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

     "Subsidiary Guarantor" shall mean any wholly-owned Subsidiary of Borrower which has executed a Subsidiary Guaranty pursuant to Section 5.21.

     "Subsidiary Guaranty" shall mean a guaranty, in substantially the form of Exhibit H attached hereto, pursuant to which a wholly-owned Subsidiary of Borrower shall guarantee all debts, liabilities and obligations of the Borrower hereunder, all in accordance with Section 5.21.

     2.  Amendment to Existing  Section 5.19.  Clause (vii) of existing  Section
5.19 of the Credit Agreement is amended by deleting said clause (vii) in its entirety and substituting in its place the following revised clause (vii):

     (vii) Subsidiaries. Make investments in Consolidated Subsidiaries of the Borrower in the ordinary course of, and pursuant to the reasonable requirements of, the Borrower's and such Subsidiaries' respective businesses, provided that the aggregate amount of such investments which may be outstanding at any one time hereafter, as to all such Subsidiaries, other than any which are Subsidiary Guarantors (as to which no limitation shall apply), shall not exceed five percent (5%) of consolidated total assets of Borrower and its Consolidated Subsidiaries; it being understood and agreed that (a) there shall be excluded from such calculation any investment deemed made by the Borrower in DF&R Restaurants, Inc., a Texas corporation which is a wholly-owned, Consolidated Subsidiary of the Borrower, pursuant to the accounting for the prior acquisition of such corporation by the Borrower as a pooling of interests; (b) there shall be deducted in any event from the amount of investments in Subsidiaries which may be made pursuant to this clause (vii) the aggregate amount of Capitalized Lease Obligations of all Subsidiaries which are at any time outstanding, if and to the extent not already counted against such amount as an investment of


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Borrower; i.e., as a Capitalized Lease Obligation owing to Borrower as lessor or sublessor; and (c) the provisions of this clause (vii) shall be the exclusive means by which the Borrower (or any Subsidiary) may make investments in any Subsidiaries (whether or not wholly-owned Subsidiaries) and shall override any other provisions of this Section 5.19 (including, particularly, clauses (x), (xi) and (xii) below) which may be construed otherwise to permit such investments.

     3. Amendment to Existing Section 5.20. Existing Section 5.20 of the Credit Agreement is amended by adding thereto immediately after the words "any of the following" and before the colon in the fourth line thereof, these words:

     ,unless such Subsidiary has executed and delivered to the Agent a Subsidiary Guaranty and all related documents required by Section 5.21 such that
Section 5.20, as so amended, shall read in its entirety as follows:

     SECTION 5.20. Subsidiary Debt.

     Except to the extent expressly permitted in clause (vii) of Section 5.19 of this Agreement, the Borrower will not permit any Consolidated Subsidiary of the Borrower which is a wholly-owned Subsidiary, directly or indirectly, of the Borrower, to create, incur or suffer to exist any of the following, unless such Subsidiary has executed and delivered to the Agent a Subsidiary Guaranty and all other Subsidiary Guaranty Documents required by Section 5.21: (i) indebtedness for borrowed funds; (ii) Capitalized Lease Obligations, provided, however, that DF&R Restaurants, Inc. and its Subsidiaries may incur Capitalized Lease Obligations in an aggregate amount not to exceed Ten Million Dollars ($10,000,000) at any one time outstanding; (iii) Guarantees; (iv) debts, liabilities or obligations to any seller incurred to pay the deferred purchase price of property or services having a deferred purchase price of One Million Dollars ($1,000,000) or more, excepting, in any event, trade accounts payable arising in the ordinary course of business and purchase options prior to their exercise; and (v) debts, liabilities or obligations in respect of Synthetic Leases.

     4. Addition of New Section 5.21. A new Section 5.21 shall be added to the Credit Agreement:

     SECTION 5.21 Subsidiary Guaranties.

     Effective as of June 1, 1998, Borrower shall cause each Consolidated Subsidiary of the Borrower which is a wholly-owned Subsidiary, directly or indirectly, of Borrower then existing or thereafter acquired or coming into existence (excepting therefrom any having total assets of less than Ten Thousand Dollars ($10,000)) to execute a Subsidiary Guaranty, together with all other such documents which the Agent may reasonably request in connection therewith, including a secretary's certificate, confirming the existence of enabling authorization in respect of such Subsidiary Guarantor and signing officer incumbency, and an opinion of counsel, confirming that such Subsidiary Guaranty is a valid, binding and enforceable obligation of the Subsidiary party thereto, subject to customary assumptions, exceptions and limitations acceptable to Agent (herein called, collectively, together with the Subsidiary Guaranties, the "Subsidiary Guaranty Documents"). As to all such Subsidiaries in existence on June 1, 1998, Borrower shall cause all such Subsidiary Guaranty Documents in respect thereof to have been executed and delivered as soon as practicable but in any event by June 30, 1998. As to all such Subsidiaries acquired or coming into existence subsequent to June 1, 1998, Borrower shall cause all such Subsidiary Guaranty Documents in respect thereof to have been executed and delivered as soon as practicable after, but in any event within thirty (30) days after, its acquisition or creation.

     5. EFFECTIVE DATE; CONDITIONS TO EFFECTIVENESS. All amendments to the Credit Agreement made herein shall become effective as of June 1, 1998; provided, however, that the following shall have been executed and/or delivered to the Agent on or before such date, in form and substance satisfactory to the


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Banks, to-wit: (i) a Secretary's (or Assistant Secretary's)  Certificate for the
Borrower; (ii) this Amendment; (iii) Subsidiary Guaranties and corresponding Subsidiary Guaranty Documents for each wholly-owned Subsidiary of Borrower existing on the date of this Amendment.

     6. EFFECT OF AMENDMENT. Except as set forth expressly herein, all terms of the Credit Agreement, as amended hereby, and the other Loan Documents, shall be and remain in full force and effect and shall constitute the legal, valid, binding and enforceable obligations of Borrower to Banks and Agent. To the extent any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified and amended accordingly to reflect the terms and conditions of the Credit Agreement as modified and amended hereby. It is not intended by the parties that this Amendment constitute, and this Amendment shall not constitute, a novation or accord and satisfaction.

     7. RESTATEMENT OF REPRESENTATIONS AND WARRANTIES. To induce Banks and Agent to enter into this Amendment (A) Borrower hereby restates and renews each and every representation and warranty heretofore made by it under, or in connection with, the execution and delivery of, the Credit Agreement; (B) Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and in the Loan Documents, as amended hereby, and in the Loan Documents, effective as of the date hereof; and (C) Borrower hereby certifies that no Event of Default or Default Condition has occurred and is continuing.

     8. GOVERNING LAW. This Amendment shall be governed by, and construed in accordance with, the laws of the State of Georgia and all applicable federal laws of the United States of America.

     9. COSTS AND EXPENSES. Borrower agrees to pay all costs and expenses of Agent incurred in connection with the preparation, execution, delivery and enforcement of this Amendment and all other Loan Documents executed in connection herewith, including the reasonable fees and out-of-pocket expenses of Agent's counsel.

     10. LOAN DOCUMENT. This Amendment shall constitute a Loan Document for all purposes of the Credit Agreement, and be governed accordingly.

     IN WITNESS WHEREOF, Borrower, the Agent, and each Bank have set their hands as of the day and year first above written.

                             "BORROWER"

                             APPLE SOUTH, INC.


                             By:_________________________________
                                Erich J. Booth, Chief Financial
                                Officer and Treasurer


                             Attest:_____________________________
                                    Tonya Benjamin, Assistant Secretary

                             "BANKS"

                             WACHOVIA BANK, NATIONAL
                             ASSOCIATION, as the Agent and as a Bank


                             By:________________________________
                                W. Tompkins Rison, Vice President



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                             SUNTRUST BANK, ATLANTA

                             By:_________________________________
                             Name:____________________________
                             Title:_____________________________

                             By:_________________________________
                             Name:____________________________
                             Title:_____________________________

                             COOPERATIEVE CENTRALE
                             RAIFFEISEN-BOERENLEENBANK B.A.,
                             "RABOBANK NEDERLAND,"
                             NEW YORK BRANCH

                             By:_________________________________
                             Name:____________________________
                             Title:_____________________________

                             By:_________________________________
                             Name:____________________________
                             Title:_____________________________

                             BANKBOSTON, N.A.

                             By:_________________________________
                             Name:____________________________
                             Title:_____________________________

                             COMERICA BANK

                             By:_________________________________
                             Name:____________________________
                             Title:_____________________________









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